UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 13, 2011

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2011, Central European Distribution Corporation (the “Company”) entered into amendments to the Company’s employment agreements with William V. Carey, the Company’s President and Chief Executive Officer, Christopher Biedermann, the Company’s Vice President and Chief Financial Officer, Evangelos Evangelou, the Company’s Vice President and Chief Operating Officer and James Archbold, the Company’s Vice President, Secretary and Director of Investor Relations.

Mr. Carey’s employment agreement provides, among other things, that:

•	The term of the agreement is three years and it is automatically extended for one year on each anniversary unless otherwise terminated.

•	Mr. Carey’s base salary from July 1, 2011 shall be $750,000.

•	All payments to Mr. Carey pursuant to the agreement may be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•

If the Company terminates Mr. Carey’s employment other than for cause (as defined in the agreement), disability or death, or if Mr. Carey terminates his employment for good reason (as defined in the agreement), and such termination does not constitute a qualifying change in control, Mr. Carey will be entitled to receive (i) all accrued obligations and (ii) a lump sum payment equal to 18 months of base salary, annual bonus and equity incentive compensation. In addition, during the 18-month period following Mr. Carey’s date of termination, the Company must also pay or provide to Mr. Carey such other amounts or benefits due under the employment agreement at such times as they would otherwise be payable or provided.

•

If Mr. Carey’s employment is terminated under conditions constituting a qualifying change in control (as defined in the agreement), Mr. Carey will be entitled to receive (i) all accrued obligations and (ii) a lump sum amount equal to 2 times base salary, the average of the annual bonuses for the two prior years under the executive bonus plan, and the value of all equity awards granted in the prior year. In addition, if applicable, the Company must pay the premium costs for continued group health care coverage for Mr. Carey, his spouse and dependents for the 12 months following a qualifying change in control termination. Upon a change in control, any equity awards granted to Mr. Carey that are not fully vested shall become fully vested and, in the case of stock options, shall become immediately exercisable.

•

The Company does not provide for a 280G gross-up of excise taxes on “parachute payments” paid upon a change in control as determined in accordance with Internal Revenue Code sections 280G and 4999. If Mr. Carey’s employment is terminated under conditions constituting a qualifying change in control (as defined in the agreement), the amounts and benefits payable to Mr. Carey upon such qualifying change in control will be reduced to the extent they are subject to the excise tax imposed by sections 280G and 4999 of the Internal Revenue Code, unless Mr. Carey would receive a larger after-tax benefit if the reduction had not occurred in which case Mr. Carey will be responsible for any excise tax that results.

Mr. Biedermann’s employment agreement provides, among other things, that:

•	The term of the agreement is three years and it is automatically extended for one year on each anniversary unless otherwise terminated.

•	Mr. Biedermann’s base salary from July 1, 2011 shall be $410,000.

•	All payments to Mr. Biedermann pursuant to the agreement may be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•

If the Company terminates Mr. Biedermann’s employment other than for cause (as defined in the agreement), disability or death, or if Mr. Biedermann terminates his employment for good reason (as defined in the agreement), and such termination does not constitute a qualifying change in control, Mr. Biedermann will be entitled to receive (i) all accrued obligations and (ii) a lump sum payment equal to 18 months of base salary, annual bonus and equity incentive compensation. In addition, during the 18-month period following Mr. Biedermann’s date of termination, the Company must also pay or provide to Mr. Biedermann such other amounts or benefits due under the employment agreement at such times as they would otherwise be payable or provided.

•

If Mr. Biedermann’s employment is terminated under conditions constituting a qualifying change in control (as defined in the agreement), Mr. Biedermann will be entitled to receive (i) all accrued obligations and (ii) a lump sum amount equal to 2 times base salary, the average of the annual bonuses for the two prior years under the executive bonus plan, and the value of all equity awards granted in the prior year. In addition, if applicable, the Company must pay the premium costs for continued group health care coverage for Mr. Biedermann, his spouse and dependents for the 12 months following a qualifying change in control termination. Upon a change in control, any equity awards granted to Mr. Biedermann that are not fully vested shall become fully vested and, in the case of stock options, shall become immediately exercisable.

•

The Company does not provide for a 280G gross-up of excise taxes on “parachute payments” paid upon a change in control as determined in accordance with Internal Revenue Code sections 280G and 4999. If Mr. Biedermann’s employment is terminated under conditions constituting a qualifying change in control (as defined in the agreement), the amounts and benefits payable to Mr. Biedermann upon such qualifying change in control will be reduced to the extent they are subject to the excise tax imposed by sections 280G and 4999 of the Internal Revenue Code, unless Mr. Biedermann would receive a larger after-tax benefit if the reduction had not occurred in which case Mr. Biedermann will be responsible for any excise tax that results.

Mr. Evangelou’s employment agreement provides, among other things, that:

•	The term of the agreement is three years and it is automatically extended for one year on each anniversary unless otherwise terminated.

•	Mr. Evangelou’s base salary from July 1, 2011 shall be $450,000.

•	All payments to Mr. Evangelou pursuant to the agreement may be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•

If the Company terminates Mr. Evangelou’s employment other than for cause (as defined in the agreement), disability or death, or if Mr. Evangelou terminates his employment for good reason (as defined in the agreement), and such termination does not constitute a qualifying change in control, Mr. Evangelou will be entitled to receive (i) all accrued obligations and (ii) a lump sum payment equal to 18 months of base salary, annual bonus and equity incentive compensation. In addition, during the 18-month period following Mr. Evangelou’s date of termination, the Company must also pay or provide to Mr. Evangelou such other amounts or benefits due under the employment agreement at such times as they would otherwise be payable or provided.

•

If Mr. Evangelou’s employment is terminated under conditions constituting a qualifying change in control (as defined in the agreement), Mr. Evangelou will be entitled to receive (i) all accrued obligations and (ii) a lump sum amount equal to 2 times base salary, the average of the annual bonuses for the two prior years under the executive bonus plan, and the value of all equity awards granted in the prior year. In addition, if applicable, the Company must pay the premium costs for continued group health care coverage for Mr. Evangelou, his spouse and dependents for the 12 months following a qualifying change in control termination. Upon a change in control, any equity awards granted to Mr. Evangelou that are not fully vested shall become fully vested and, in the case of stock options, shall become immediately exercisable.

•

The Company does not provide for a 280G gross-up of excise taxes on “parachute payments” paid upon a change in control as determined in accordance with Internal Revenue Code sections 280G and 4999. If Mr. Evangelou’s employment is terminated under conditions constituting a qualifying change in control (as defined in the agreement), the amounts and benefits payable to Mr. Evangelou upon such qualifying change in control will be reduced to the extent they are subject to the excise tax imposed by sections 280G and 4999 of the Internal Revenue Code, unless Mr. Evangelou would receive a larger after-tax benefit if the reduction had not occurred in which case Mr. Evangelou will be responsible for any excise tax that results.

Mr. Archbold’s employment agreement provides, among other things, that:

•	The term of the agreement is three years and it is automatically extended for one year on each anniversary unless otherwise terminated.

•	Mr. Archbold’s base salary from July 1, 2011 shall be $400,000.

•

If the Company terminates Mr. Archbold’s employment other than for cause (as defined in the agreement), disability or death, or if Mr. Archbold terminates his employment for good reason (as defined in the agreement), and such termination does not constitute a qualifying change in control, Mr. Archbold will be entitled to receive (i) all accrued obligations and (ii) a lump sum payment equal to 18 months of base salary, annual bonus and equity incentive compensation. In addition, during the 18-month period following Mr. Archbold’s date of termination, the Company must also pay or provide to Mr. Archbold such other amounts or benefits due under the employment agreement at such times as they would otherwise be payable or provided.

•

If Mr. Archbold’s employment is terminated under conditions constituting a qualifying change in control (as defined in the agreement), Mr. Archbold will be entitled to receive (i) all accrued obligations and (ii) a lump sum amount equal to 2 times base salary, the average of the annual bonuses for the two prior years under the executive bonus plan, and the value of all equity awards granted in the prior year. In addition, if applicable, the Company must pay the premium costs for continued group health care coverage for Mr. Archbold, his spouse and dependents for the 12 months following a qualifying change in control termination. Upon a change in control, any equity awards granted to Mr. Archbold that are not fully vested shall become fully vested and, in the case of stock options, shall become immediately exercisable.

•

The Company does not provide for a 280G gross-up of excise taxes on “parachute payments” paid upon a change in control as determined in accordance with Internal Revenue Code sections 280G and 4999. If Mr. Archbold’s employment is terminated under conditions constituting a qualifying change in control, the amounts and benefits payable to Mr. Archbold upon such qualifying change in control will be reduced to the extent they are subject to the excise tax imposed by sections 280G and 4999 of the Internal Revenue Code, unless Mr. Archbold would receive a larger after-tax benefit if the reduction had not occurred in which case Mr. Archbold will be responsible for any excise tax that results.

The foregoing description of the amendments to Messrs. Carey’s, Biedermann’s, Evangelou’s and Archbold’s employment agreements are qualified in their entirety by reference to such amended and restated employment agreements which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated October 13, 2011, by and between Central European Distribution Corporation and William V. Carey.

10.2	Amended and Restated Employment Agreement, dated October 13, 2011, by and between Central European Distribution Corporation and Christopher Biedermann.

10.3	Amended and Restated Employment Agreement, dated October 13, 2011, by and between Central European Distribution Corporation and Evangelos Evangelou.

10.4	Amended and Restated Employment Agreement, dated October 13, 2011, by and between Central European Distribution Corporation and James Archbold.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Christopher Biedermann
Christopher Biedermann
Vice President and Chief Financial Officer

Date: October 14, 2011